                                                                     EXHIBIT 8.5


                              MANAGEMENT AGREEMENT

         THIS AGREEMENT made this 21st day of October, 1996, by and between AMERICAN ACCESS TECHNOLOGIES, INC., a Florida corporation (the "Corporation"), and Vic Murray & Sons, ("Manager").

                                  WITNESSETH:

         WHEREAS, the Corporation desires to retain Manager; and,

         WHEREAS, Manager desires to provide management services to the Corporation.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties agree as follows:

l. MANAGEMENT. Manager will provide management assistance to the corporation by performance of the following:

         - Organize policies and procedures for organization of the business operations.

         - Assist other management consultants in the securing short-term and long-term financial needs for the corporation

         -        Supervise the development of products and services

         - Consult with and employ legal, accounting, and industry consultants to assist in the organization and operation of the corporation

         -        Other duties as directed by the Board of Directors

1. PAYMENT. Manager will be authorized Ten Thousand ($10,000) per month as payment for services. However, beginning as authorized by the board of directors, manager will be paid One Thousand Three Hundred Thirty Six ($1,386) per week and the balance due will accrue to manager. Accrued compensation under this agreement will be settled as directed by the board of directors; but, shall be on or before December 31, 1998.

2. TERM: The term of this agreement shall be on a month by month basis and terminated with either party giving notice of at least 30 days prior to anticipated termination. In no event shall this arrangement exceed eighteen (18) months in duration.

4. ENTIRE AGREEMENT: This is an entire agreement employing and incorporating all verbal agreements and understanding and any additional changes, amendments or modifications must be made in writing.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first written above.

Witness                             "Corporation" AMERICAN ACCESS TECHNOLOGIES,
                                    Inc.

/s/
---------------------------------

/s/                                 By:  /s/
---------------------------------       ---------------------------------
                                         Its: Director

/s/                                 "Manager"
---------------------------------

/s/                                 /s/ Victor E. Murray
---------------------------------   -------------------------------------
                                          Vic Murray




---------------------------------   -------------------------------------

                              MANAGEMENT AGREEMENT

         THIS AGREEMENT made this 1st day of March, 1997, by and between AMERICAN ACCESS TECHNOLOGIES, INC., a Florida corporation (the "Corporation"), and Steve R. Jones, ("Manager").

                                   WITNESSETH:

         WHEREAS, the Corporation desires to retain Manager; and,

         WHEREAS, Manager desires to provide management services to the Corporation.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties agree as follows:

1. MANAGEMENT. Manager will provide management assistance to the corporation by performance of the following:

         - Organize policies and procedures for organization of the business operations.

         - Assist other management consultants in the securing short-term and long-term financial needs for the corporation

         -        Supervise the development of products and services

         - Consult with and employ legal, accounting, and industry consultants to assist in the organization and operation of the corporation

2. PAYMENT. Manager will be authorized Five Thousand ($5,000) per month as payment for services. However, beginning as authorized by the board of directors, parties agree manager will be paid Six Hundred Ninety Three ($693) per week and the balance due will accrue to manager. Accrued compensation under this agreement will be settled as directed by the board of directors; but, shall be on or before December 31, 1998.

3. TERM: The term of this agreement shall be on a month by month basis and terminated with either party giving notice of at least 30 days prior to anticipated termination. In no event shall this arrangement exceed eighteen (18) months in duration.

4. TAX LIABILITY: Parties acknowledge that any taxes, state or federal, on compensation paid under this agreement shall be the duty and responsibility of the manager.

5. ENTIRE AGREEMENT: This is an entire agreement employing and incorporating all verbal agreements and understanding and any additional changes, amendments or modifications must be made in writing.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first written above.


Witness                             "Corporation" AMERICAN ACCESS TECHNOLOGIES,
                                    Inc.

/s/
---------------------------------

/s/                                 By:  /s/
---------------------------------       ---------------------------------
                                         Its: Director

/s/                                 "Manager"
---------------------------------

/s/                                 /s/ Steve R. Jones
---------------------------------   -------------------------------------
                                    (Steve R. Jones)

                              MANAGEMENT AGREEMENT

         THIS AGREEMENT made this 21st day of October, 1996, by and BETWEEN ACCESS TECHNOLOGIES, INC., a Florida corporation (the "Corporation"), and Steven
K. Robinson, ("Manager").

                                  WITNESSETH:

         WHEREAS the Corporation desires to retain Manager, and,

         WHEREAS, Manager desires to provide management services to the Corporation.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties agree as follows:

1. MANAGEMENT, Manager will provide management assistance to the corporation by performance of the following:

         - Organize policies and procedures for organization of the business operations.

         - Assist other management consultants in the securing short-term and long-term financial needs for the corporation.

         -        Supervise the development of products and services.

         - Consult with and employ legal, accounting, and industry consultants to assist in the organization and operation of the corporation.

2. PAYMENT. Manager will be authorized Five Thousand ($5,000) per month as payment for services. However, beginning as authorized by the board of directors, parties agree manager will be paid Six Hundred Ninety Three ($693) per week and the balance due will accrue to manager. Accrued compensation under this agreement will be settled as directed by the board of directors; but, shall be on or before December 31, 1998.

3. TERM: The term of this agreement shall be on a month by month basis and terminated with either party giving notice of at least 30 days prior to anticipated termination. In no event shall this arrangement exceed eighteen (18) months in duration.

4 TAX LIABILITY: Parties acknowledge that any taxes, state or federal, on compensation paid under this agreement shall be the duty and responsibility of the manager.

5. ENTIRE AGREEMENT: This is an entire agreement employing and incorporating all verbal agreements and understanding and any additional changes, amendments or modifications must be made in writing.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first written above.

Witness                             "Corporation" AMERICAN ACCESS TECHNOLOGIES,
                                    Inc.

/s/
---------------------------------

/s/                                 By:  /s/ Victor E. Murray
---------------------------------       ---------------------------------
                                         Its: Director

/s/                                 "Manager"
---------------------------------

/s/                                 /s/ Steven K. Robinson
---------------------------------   -------------------------------------
                                    (Steven K. Robinson)

                              MANAGEMENT AGREEMENT

         THIS AGREEMENT made this 21st day of October, 1996, by and between AMERICAN ACCESS TECHNOLOGIES, INC., a Florida corporation (the "Corporation"), and NACEX, Inc. ("Manager").

                                  WITNESSETH:

         WHEREAS, the Corporation desires to retain Manager; and,

         WHEREAS, Manager desires to provide management services to the Corporation.

         NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties agree as follows:

1. MANAGEMENT. Manager will provide management assistance to the corporation by performance of the following:

         - Organize policies and procedures for organization of the business operations.

         - Assist other management consultants in the securing short-term and long-term financial needs for the corporation

         -        Supervise the development of products and services

         - Consult with and employ legal, accounting, and industry consultants to assist in the organization and operation of the corporation

         -        Make financial projections

         - Select Investment Bankers to assist the financing for the corporation

         -        Selecting and employing outside accountants

         -        Other duties as directed by the Board of Directors

1. PAYMENT. Manager will be authorized Five Thousand ($5,000) per month as payment for services. However, beginning as authorized by the board of directors, manager will be paid Six Hundred Ninety Two ($692) per week and the balance due will accrue to manager. Accrued compensation under this agreement will be settled as directed by the board of directors; but, shall be on or before December 31, 1998.

2. TERM: The term of this agreement shall be on a month by month basis and terminated with either party giving notice of at least 30 days prior to anticipated termination. In no event shall this arrangement exceed eighteen (18) months in duration.

4. ENTIRE AGREEMENT: This is an entire agreement employing and incorporating all verbal agreements and understanding and any additional changes, amendments or modifications must be made in writing.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first written above.

Witness                             "Corporation" AMERICAN ACCESS TECHNOLOGIES,
                                    INC.

/s/
---------------------------------

/s/                                 By:  /s/ Victor E. Murray
---------------------------------       ---------------------------------
                                         Its: Director

/s/                                 "Manager"
---------------------------------

/s/                                 /s/
---------------------------------   -------------------------------------
                                    (Nacex, Inc.)




---------------------------------   -------------------------------------